EXHIBIT 10.7

             EMPLOYMENT AGREEMENT DATED JANUARY 2, 2001
              BY AND BETWEEN NATIONAL BANK OF COMMERCE
                               AND
                        RICHARD T. HASTON


     This Agreement made and entered into this the 2nd day of

January, 2001, by and between the National Bank of Commerce, a wholly owned subsidiary of NBC Capital Corporation, hereinafter

"Bank" and Richard T. Haston, hereinafter "Executive."


                              WITNESSETH

     WHEREAS the Executive is desirous of having security in his employment and protection against the exigencies of circumstance in the event the Bank should undergo a change of control, as hereinafter defined; and

     WHEREAS the Bank is desirous of obtaining the continued,

effective management and executive duties of the Executive without which the Bank could not continue to operate as effectively and profitably;

     NOW, therefore, in consideration of the mutual purposes and promises hereinafter contained, these parties agree and covenant unto each other as follows, to-wit:

     1. This contract shall become effective January 2,2001 and expire December 31, 2005.

     2. The Executive commits to continue in the employment of the Bank.

     3. In the event of a change of control (defined as the transfer, sale or exchange of 50% or more of the capital stock of NBC Capital Corporation), during the term of this agreement, the Bank shall pay to the Executive, a lump sum cash amount equal to two times the annual salary he is receiving when such change of control occurs, less applicable taxes and withholding.

     4. This Agreement shall be binding upon the Bank.

     IN WITNESS HEREOF, these parties have executed this

Agreement, in duplicate, on the date above written.


                                 NATIONAL BANK OF COMMERCE

                                      /S/ L. F. MALLORY, JR.
                                 By:  ___________________________
                                      CHAIRMAN OF THE BOARD

          /S/ Diane Bardon
Attest:  ________________________


                                 EXECUTIVE

                                       /S/ RICHARD T. HASTON
                                 By:  ___________________________





                            EXHIBIT 10.8

               EMPLOYMENT AGREEMENT DATED JANUARY 2, 2001
                BY AND BETWEEN NATIONAL BANK OF COMMERCE
                                 AND
                          MARK A. ABERNATHY


     This Agreement made and entered into this the 2nd day of

January, 2001, by and between the National Bank of Commerce, a wholly owned subsidiary of NBC Capital Corporation, hereinafter

"Bank" and Mark A. Abernathy, hereinafter "Executive."


                              WITNESSETH

     WHEREAS the Executive is desirous of having security in his employment and protection against the exigencies of circumstance in the event the Bank should undergo a change of control, as hereinafter defined; and

     WHEREAS the Bank is desirous of obtaining the continued,

effective management and executive duties of the Executive without which the Bank could not continue to operate as effectively and profitably;

     NOW, therefore, in consideration of the mutual purposes and promises hereinafter contained, these parties agree and covenant unto each other as follows, to-wit:

     1. This contract shall become effective January 2, 2001 and expire December 31, 2005.

     2. The Executive commits to continue in the employment of the Bank.

     3. In the event of a change of control (defined as the transfer, sale or exchange of 50% or more of the capital stock of NBC Capital Corporation), during the term of this agreement, the Bank shall pay to the Executive, a lump sum cash amount equal to two times the annual salary he is receiving when such change of control occurs, less applicable taxes and withholding.

     4. This Agreement shall be binding upon the Bank.


     IN WITNESS HEREOF, these parties have executed this

Agreement, in duplicate, on the date above written.



                                 NATIONAL BANK OF COMMERCE

                                      /S/ L. F. MALLORY, JR.
                                 By:  ___________________________
                                      CHAIRMAN OF THE BOARD

          /S/ DIANE BARDON
Attest:  ________________________


                                 EXECUTIVE

                                       /S/ MARK A ABERNATHY
                                 By:  ___________________________